UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 East Putnam Avenue Suite 400 Old Greenwich, Connecticut	06870
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 30, 2005, Premcor Inc. issued a press release announcing that its shareholders have approved the Agreement and Plan Merger, dated April 24, 2005, by and between Valero Energy Corporation (“Valero”), which provides for the merger of Premcor into Valero. A copy of the press release is furnished with this report as Exhibit 99.1.

Safe Harbor Statement

Statements contained in the exhibits to this report that state our expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated August 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premcor Inc. (Registrant)

Date: August 30, 2005	/s/ Dennis R. Eichholz
Dennis R. Eichholz
Senior Vice President and Controller

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 30, 2005.